Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, NY 10020


                                 January 2, 2004

Standard & Poor's
55 Water Street
New York, NY 10041

Attention:     Thomas F. Gizicki
               Managing Director - Portfolio Advisory Services

Gentlemen:

     The undersigned, Van Kampen Funds Inc. ("Van Kampen"), on behalf of one or more series of the Global 45 Dividend Strategy Portfolio (the "Fund"), hereby engages Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("you" or "Standard & Poor's") as described below, in connection with Van Kampen's sponsorship and supervision of the Fund. The Fund is a series of unit investment trusts that will invest in, among other securities, the fifteen (15) common stocks with the highest current dividend yields as of a certain date (the "Portfolio Securities") selected by Van Kampen with assistance from Standard & Poor's as provided herein, from the S&P Industrials sub-index ("S&P Industrials Index") of the S&P 500 Composite Stock Price Index ("S&P 500 Index"), in accordance with the criteria described in the attached registration statement on Form S-6, as filed by Van Kampen with the U.S. Securities and Exchange Commission.

     Accordingly, Van Kampen, on behalf of the Fund, hereby agrees with you as follows:

SECTION 1. LIMITED LICENSE TO BENEFIT AND USE OF S&P EARNINGS AND DIVIDEND
           RANKINGS FOR COMMON STOCKS ("S&P QUALITY RANKINGS") AND THE S&P 500 AND S&P INDUSTRIALS INDICES.

     Subject to the terms of this Agreement, Standard & Poor's hereby grants to Van Kampen, on behalf of the Fund, a nontransferable, limited, non-exclusive license to use the S&P 500 Index, the S&P Industrials Index and the S&P Quality Rankings (as described from time to time in Standard & Poor's The Outlook newsletter) in connection with Van Kampen's sponsorship and supervision of one or more series of the Fund and as otherwise provided in this Agreement. It is expressly agreed and understood that no rights to use the S&P 500 Index, the S&P Industrials Index or the S&P Quality Rankings are granted hereunder other than those specifically described and expressly granted herein. Van Kampen acknowledges and agrees that the S&P 500 Index, the S&P Industrials Index and the S&P Quality Rankings shall at all times remain the sole and exclusive property of Standard & Poor's and that Van Kampen's limited license to the benefit and use of same shall be governed by the terms of this Agreement and/or any other written agreements as to which Standard & Poor's and Van Kampen are parties.

SECTION 2. LIMITED LICENSE TO USE STANDARD & POOR'S TRADEMARKS.

     You hereby agree that, subject to the terms of this Agreement, Van Kampen shall have the non-exclusive right to use the trademarks "Standard & Poor's" and "S&P" (the "Trademarks") in connection with the marketing, promotion and distribution of the Fund, all as more fully described in Section 9 hereof. Such limited license shall continue until the later to occur of the termination of this Agreement or the termination date of the last existing series of the Fund. No rights to use the Trademarks are granted hereunder other than as specifically described and expressly granted herein.

SECTION 3. SELECTION OF PORTFOLIO SECURITIES.

     During the period commencing on the date hereof and ending on the Termination Date (as defined in Section 14 hereof), Van Kampen shall provide you with reasonable advance notice of the filing of each registration statement on Form S-6 pertaining to the Fund and new series of the Fund ("Registration Statement") and, subject to the foregoing, you will provide to Van Kampen within ten (10) days of Van Kampen's written request a list, upon which Van Kampen shall conclusively rely, of the fifteen (15) securities that fit within the parameters related to the S&P Industrials Index described in Exhibit A in connection with each series of the Fund (the "Identified Securities"). The parties hereto currently contemplate that Van Kampen will not offer more than four series of the Fund in any calendar year. Therefore, unless mutually agreed by the parties, Standard & Poor's will not be required to provide the list of Identified Securities to Van Kampen more than four times in any twelve (12) month period. From the list of Identified Securities, Van Kampen shall choose the Portfolio Securities for deposit in the Fund's portfolio, which portfolio will also include other securities as described in Exhibit A. Final portfolio selection will be in the sole discretion of Van Kampen, based upon all information available to it, including, among other factors, market capitalization and liquidity considerations.

SECTION 4. PROVISION OF INFORMATION.

     You will provide Van Kampen with information reasonably requested by Van Kampen about the S&P 500 Index, the S&P Industrials Index and the S&P Quality Rankings, for use by Van Kampen in selecting the Portfolio Securities and in preparing updated prospectus disclosure and marketing materials for the Fund. You will also provide Van Kampen with information reasonably requested by Van Kampen about your business and operations for such purposes. In satisfaction of the foregoing obligations, you agree to review and comment upon disclosure in the Registration Statement referred to in Section 16 hereof. Final portfolio selection from the list of Identified Securities will be in the sole discretion of Van Kampen, based upon all information available to it, including, among other factors, market capitalization and liquidity considerations, and will be the sole responsibility of Van Kampen.

SECTION 5. PORTFOLIO MAINTENANCE.

     You shall have no obligation to provide ongoing research with regard to the Portfolio Securities. Van Kampen or such other party designated in the applicable trust indenture shall determine, in conformity with the applicable trust indenture, in its discretion and based upon all information available to it, whether, in the best interests of the Fund's unitholders, to retain, sell, redeem, liquidate or dispose of a particular security. It is anticipated that, once chosen, securities (in varying amounts, but proportionate to each other as reflected on the initial date of deposit) will be held for the life of that series of the Fund.

SECTION 6. LICENSE FEES.

     Van Kampen, on behalf of the Fund, hereby agrees to pay you, as consideration for the licenses granted pursuant to this Agreement, an annual fee with respect to each series of the Fund. Such annual fee shall equal a total of 15 basis points (.0015) of one-third (1/3) of the average daily net assets of the Fund (the "Variable Fee"). Five (5) basis points (.0005) of the Variable Fee represents a consulting fee for services performed by Standard & Poor's in connection with identifying the Identified Securities and ten (10) basis points (.0010) of the Variable Fee represents a license fee for use of Standard & Poor's intellectual property.

     The Variable Fee due Standard & Poor's hereunder shall be paid within thirty (30) days after the close of each calendar quarter in which it is incurred and will be based on the average daily net assets of all series of the Fund as determined as of the end of each calendar quarter; each such payment shall be accompanied by a statement setting forth the basis for its calculation. If in any calendar year, the total Variable Fee that was paid to you with respect to all series does not at least equal $20,000 (the "Minimum Annual Fee"), any shortfall shall be paid to you by January 31 of the following year; provided, however, that no Minimum Annual Fee shall be paid in any calendar year in which no series of the Fund were in existence during such year. The Minimum Annual Fee shall be prorated in the year that this Agreement is executed and in the year that this Agreement terminates to give effect to the number of days in which this Agreement was in effect during such year.

     This Section 6 shall survive any termination of this Agreement.

SECTION 7. CONSULTATION; EXPENSES.

     At Van Kampen's request, Standard & Poor's will endeavor to make available one of its analysts who is involved in publishing the Quality Rankings to meet with representatives of Van Kampen, for purposes of consulting and advising Van Kampen regarding the S&P Quality Rankings and the methodologies used by S&P to select the Identified Securities. With the prior consent of Standard & Poor's, which consent will not be unreasonably withheld, Van Kampen may permit third parties associated with the operation, management or marketing of the Fund to participate in these consultations. Each party hereto shall be responsible for all of its own expenses incurred in connection with this Agreement; provided, that in the event that a representative of Standard & Poor's incurs travel expenses (ie., transportation, hotel, meals) in connection with the above-described activities, Van Kampen shall reimburse Standard & Poor's for all such reasonable expenses. It is understood that the only information that Standard & Poor's shall be required to supply in connection with Van Kampen's sponsorship of the Fund is the information referred to in Section 4 hereof.

SECTION 8. NO AGENCY.

     The parties acknowledge that except as otherwise expressly provided herein or authorized by Van Kampen, Standard & Poor's shall have no authority to act for or represent Van Kampen or the Fund or the Fund's sponsors or underwriters in any way or otherwise be deemed the agent of any of them. Neither Van Kampen nor the Fund are partners or joint venturers with you and nothing herein shall be construed so as to make them partners or joint ventures or impose any liability as such on any one of them or you.

SECTION 9. PUBLICITY.

     You shall not use the name Van Kampen in any publicity release, written communication with the media or advertising without the prior written consent of Van Kampen, such consent not to be unreasonably withheld; provided, however, that you may refer to your licenses with respect to the Fund in advertising brochures and certain publications, subject to prior review and approval of the specific language by Van Kampen, such approval not to be unreasonably withheld or delayed, and provided further that you may refer to Van Kampen in connection with the Fund as part of general descriptions by you of your business at securities analysts' meetings and similar forums.

     Van Kampen shall protect the goodwill and reputation of Standard & Poor's and the Trademarks in connection with its marketing, promotion and distribution of the Fund. Van Kampen shall submit to Standard & Poor's for its review and approval all informational materials relating to the Fund that refer to Standard & Poor's, the S&P Industrials Index, the Quality Rankings, any component thereof or the Trademarks (e.g., all prospectuses, registration statements, advertisements, brochures and other similar materials including documents required to be filed with governmental or regulatory agencies); provided, however, that documents previously approved by Standard & Poor's as to which statistical information has simply been updated need not be resubmitted to Standard & Poor's.

     Van Kampen shall use the following notice, in substantially the form set forth below, when referring to the S&P Industrials Index, the Quality Rankings and/or the Trademarks in any prospectus, registration statement, advertisement, brochure or other similar public information material relating to the Fund:

     "Standard & Poor's" and "S&P " are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Van Kampen Funds Inc. and [the series of the Fund]. [The Fund] is not sponsored, managed, sold or promoted by Standard & Poor's.

SECTION 10. CONFIDENTIALITY.

     Each party hereto agrees to receive and maintain as confidential all Confidential Information (as defined below) received from the party providing such information (the "protected party") in connection with this Agreement and the Fund and that it shall not use or disclose such information for its benefit or the benefit of any of its other clients. It is expressly understood that all Confidential Information furnished by a party pursuant to this Agreement remains the property of that party and that all such information and copies thereof will be returned to such party upon request. Each party shall restrict circulation and communications of Confidential Information within its organization to only those persons and only to the extent necessary to provide the services under this Agreement.

     Each party understands and acknowledges that the Confidential Information has been developed or obtained by the protected party by the investment of significant time, effort and expense, and that the Confidential Information is a valuable, special and unique asset of the protected party which provides the protected party with a competitive advantage. Therefore, the Confidential Information shall be used only for the contemplated purpose and shall not be used for any other purpose whatsoever. The Confidential Information shall not be disclosed to any person or entity without the prior written consent of the protected party.

     If a party shall disclose or threaten to disclose Confidential Information in violation of this Agreement, the protected party may seek an injunction in the appropriate forum to restrain such other party from disclosing the Confidential Information. The protected party shall not be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.

     For purposes of this Section 10, the term "Confidential Information" means any nonpublic information or material which is proprietary, whether or not owned or developed by the party, which is not (i) in the public domain, (ii) already known by the receiving party at the time of its disclosure, or (iii) independently developed by the receiving party; and which is obtained by any direct or indirect contact by one party with the other. Confidential Information includes, without limitation, the terms of this Agreement, including the license fee formula specified in Section 6 hereof (which, for avoidance of doubt Van Kampen specifically agrees not to include in any Registration Statement unless specifically requested by the SEC or other regulatory body), business records and plans, trade secrets, technical information, product design information, computer programs and listings of either party furnished to the other. This
Section 10 shall survive any termination of this Agreement.

SECTION 11. LIMITED LIABILITY.

     Subject to Section 15 below, you shall not be liable to Van Kampen, the Fund or any unitholders of the Fund for any loss or damage hereunder resulting from your actions or omissions to act or otherwise; provided, however, that the foregoing shall not be effective to the extent not permitted by law. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VAN KAMPEN, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDUSTRIALS INDEX, THE QUALITY RANKINGS, ANY COMPONENT THEREOF OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. Neither Van Kampen nor Standard & Poor's shall have any liability to the other or to any third party for lost profits or indirect, punitive, special or consequential damages (including lost profits) arising out of this Agreement, even if advised of the possibility of such damages. This Section 11 shall survive any termination of this Agreement.

SECTION 12. ASSIGNMENT; SALE OF BUSINESS.

     Neither party to this Agreement shall assign this Agreement without the other party's consent, except that an assignment to an affiliate shall be permitted solely upon written notice to the other party. In the event of the sale of substantially all of the business or assets of either party, the other party may, in its sole discretion, after reasonable time to conduct a thorough due diligence investigation of the proposed purchaser, consent to the assignment of this Agreement to such purchaser.

SECTION 13. AMENDMENT.

     No provision of this Agreement may be amended or waived except by an instrument in writing executed by the parties hereto.

SECTION 14. TERMINATION.

     This Agreement shall continue in full force and effect until the earliest to occur of the following (the "Termination Date"): (i) termination by Van Kampen by giving 30-days' prior written notice to Standard & Poor's, to take effect subsequent to the date that is one year from the date hereof; (ii) termination by Standard & Poor's by giving 30-days' prior written notice to Van Kampen, to take effect subsequent to the date that is one year from the date hereof; or (iii) termination by either party at any time, upon 30-days' written notice, in the event of the other party's willful misconduct, bad faith or negligence in the performance of its duties, or by reason of the other party's disregard of its obligations and duties hereunder, or if, in a party's reasonable judgment, its professional reputation is materially damaged as a result of wrongdoing or alleged wrongdoing by the other party's directors, officers or employees in any matter unrelated to this Agreement. On the Termination Date, any fees due to you under Section 6 shall be prorated and shall be payable in full.

     Following the Termination Date, no new series of the Fund shall be sponsored by Van Kampen and Standard & Poor's shall receive all fees as they become due with respect to all then existing series of the Fund, in accordance with Section 6 hereof. All then existing series of the Fund shall continue to be supervised by Van Kampen and shall remain in existence until terminated pursuant to the applicable trust agreement. Following the Termination Date and the termination of the last outstanding series of the Fund, each of the parties hereto shall return to the other party all Confidential Information in its possession. This Section 14 shall survive any termination of this Agreement.

SECTION 15. INDEMNIFICATION.

     Van Kampen shall indemnify and hold harmless you, your affiliates and each of your and your affiliates' officers, employees and agents harmless from and against any and all liability, costs and expenses (including reasonable attorneys' fees) arising out of (i) any actual or alleged inaccuracy or omission in any prospectus, registration statement or supplement thereto relating to the Fund or any advertising or promotional material generated by the Fund or Van Kampen, (ii) any breach by Van Kampen of any representation, warranty, covenant or agreement contained in this Agreement, (iii) any violation or alleged violation by Van Kampen of any law or regulation applicable to the Fund or to this Agreement, or (iv) the Fund; except in connection with the circumstances described in items (i), (ii) or (iii) of the next paragraph and subject to the last paragraph of this Section 15.

     You shall indemnify and hold harmless Van Kampen, its affiliates and each of their officers, directors, employees and agents from and against any and all liability, costs and expenses (including reasonable attorneys' fees) arising out of (i) any actual or alleged inaccuracy or omission in any prospectus or supplement thereto, registration statement of the Fund or annual post-effective amendment updating the information in such registration statement or any advertising or promotional material generated by the Fund or Van Kampen, but in each case only to the extent that the inaccuracy or omission or alleged inaccuracy or omission was made in reliance upon and in conformity with written information you have furnished to Van Kampen hereunder, (ii) any breach by you of any representation, warranty, covenant or agreement contained in this Agreement or (iii) any violation or alleged violation by you of any law or regulation applicable to the Fund or to this Agreement, except to the extent such liability results from Van Kampen's breach of this Agreement.

     A party's indemnification obligation hereunder shall be subject to the party entitled to indemnification (i) providing it with prompt written notice of any claim, action or proceeding giving rise to such indemnification obligation and (ii) granting it the option of control of the defense and/or settlement of such claim, action or proceeding. This Section 15 shall survive any termination of this Agreement.

SECTION 16. STANDARD & POOR'S REVIEW OF REGISTRATION STATEMENT.

     Standard & Poor's hereby acknowledges that it has reviewed and had an opportunity to comment upon those provisions of the Registration Statement, as amended, specifically referring to or describing Standard & Poor's and/or the S&P Industrials Index or the Quality Rankings. For purposes of the foregoing, a draft of the Registration Statement is attached hereto as Exhibit A. Standard & Poor's hereby affirms that such provisions of the Registration Statement contain no untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 17. REPRESENTATIONS AND WARRANTIES.

     Standard & Poor's and The McGraw-Hill Companies, Inc. hereby represent and warrant to Van Kampen as follows:

     (a) (i) Standard & Poor's is a division of The McGraw-Hill Companies, Inc. and all corporate action by Standard & Poor's, The McGraw-Hill Companies, Inc. and their officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken; and (ii) this Agreement constitutes a valid and legally binding obligation of The McGraw-Hill Companies, Inc. and Standard & Poor's as a division thereof, enforceable in accordance with its terms; and

     (b) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or foreign governmental authority is required by Standard & Poor's or The McGraw-Hill Companies, Inc. in connection with the consummation of the transactions contemplated by this Agreement.

     Van Kampen hereby represents and warrants to Standard & Poor's as follows:

     (a) this Agreement constitutes a valid and legally binding obligation of Van Kampen, enforceable in accordance with its terms; all corporate action by Van Kampen and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken; and

     (b) in its role as sponsor, it will endeavor to act so that the Fund shall at all times comply with the description set forth in the Registration Statement; the Fund shall not violate any applicable law, including but not limited to banking, commodities and securities laws.

SECTION 18. ENTIRE AGREEMENT: GOVERNING LAW.

     This Agreement incorporates the entire understanding of the parties and supersedes all previous agreements, and shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 19. NOTICES.

     All notices and other written communications specified herein shall be in writing (which term shall at the option of the notifying party include fax) and shall be (i) personally delivered, (ii) transmitted by first class mail, postage prepaid, or (iii) transmitted by fax (with confirmation by first class mail, postage prepaid) to the parties as follows:

 If to you:               Standard & Poor's
                          A Division of The McGraw-Hill Companies, Inc.
                          55 Water Street
                          New York, NY 10041
                          Attention:      Thomas F.  Gizicki
                                          Managing Director - Portfolio
                                          Advisory Services
                          Fax: (212) 438-3929

 with a copy to:          The McGraw-Hill Companies, Inc.
                          1221 Avenue of the Americas, 48th Floor
                          New York, NY 10020-1095
                          Attention:      David B. Stafford
                                          Associate General Counsel
                          Fax: (212) 512-6769

 If to Van Kampen:        Van Kampen Funds Inc.
                          1 Parkview Plaza
                          Oakbrook Terrace, IL 60181-5555
                          Attention:      Steven M. Massoni
                                          Managing Director
                          Fax: (630) 684-6155

 with a copy to:          Office of the General Counsel
                          Van Kampen Funds Inc.
                          1221 Avenue of the Americas
                          New York, NY 10020

SECTION 20. SEVERABILITY.

     The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision hereof.

SECTION 21. COUNTERPARTS.

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

     If the foregoing is in accordance with your understanding, kindly sign and return the enclosed copy of this letter whereupon it shall become a binding agreement between us.

                                                           Very truly yours,

                                                           VAN KAMPEN FUNDS INC.


                                 By:

                                 Name:__________________________________________
                                 Title:_________________________________________


Agreed and accepted:

STANDARD & POOR'S

A Division of The McGraw-Hill Companies, Inc.


 By:
    -------------------------------------------------
    Name:  Thomas F.  Gizicki
    Title:  Managing Director - Portfolio Advisory Services


                                    EXHIBIT A

                             REGISTRATION STATEMENT


Van Kampen Funds Inc.
1 Parkview Plaza
Oakbrook Terrace, IL 60181-5555

                                 January 2, 2002

Standard & Poor's
55 Water Street
New York, NY 10041
Attention: Thomas F. Gizicki

               Managing Director - Portfolio Advisory Services

Gentlemen:

     The undersigned, Van Kampen Funds Inc. ("Van Kampen"), on behalf of one or more series of the Select S&P Industrial Portfolio (the "Fund"), hereby engages Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("you" or "Standard & Poor's") as described below, in connection with Van Kampen's sponsorship and supervision of the Fund. The Fund is a series of unit investment trusts that will invest in the fifteen (15) common stocks with the highest current dividend yields as of a certain date (the "Portfolio Securities") selected by Van Kampen with assistance from Standard & Poor's as provided herein, from the S&P Industrials sub-index ("S&P Industrials Index") of the S&P 500 Composite Stock Price Index ("S&P 500 Index"), in accordance with the criteria described in the attached registration statement on Form S-6, as filed by Van Kampen with the U.S. Securities and Exchange Commission.

     Accordingly, Van Kampen, on behalf of the Fund, hereby agrees with you as follows:

     1. Limited License to Benefit and Use of S&P Earnings and Dividend Rankings for Common Stocks ("S&P Quality Rankings") and the S&P 500 and S&P Industrials Indices.
          -------------------------------------------------------------------

     Subject to the terms of this Agreement, Standard & Poor's hereby grants to Van Kampen, on behalf of the Fund, a nontransferable, limited, non-exclusive license to use the S&P 500 Index, the S&P Industrials Index and the S&P Quality Rankings (as described from time to time in Standard & Poor's The Outlook newsletter) in connection with Van Kampen's sponsorship and supervision of one or more series of the Fund and as otherwise provided in this Agreement. It is expressly agreed and understood that no rights to use the S&P 500 Index, the S&P Industrials Index or the S&P Quality Rankings are granted hereunder other than those specifically described and expressly granted herein. Van Kampen acknowledges and agrees that the S&P 500 Index, the S&P Industrials Index and the S&P Quality Rankings shall at all times remain the sole and exclusive property of Standard & Poor's and that Van Kampen 's limited license to the benefit and use of same shall be governed by the terms of this Agreement and/or any other written agreements as to which Standard & Poor's and Van Kampen are parties.

     2.   Limited License to Use Standard & Poor's Trademarks.
          ----------------------------------------------------

     You hereby agree that, subject to the terms of this Agreement, Van Kampen shall have the right to designate the Fund "Select S&P Industrial Portfolio" or such other name mutually agreeable to the parties hereto and the non-exclusive right to use the trademarks "Standard & Poor's" and "S&P" (the "Trademarks") in connection with the marketing, promotion and distribution of the Fund, all as more fully described in Section 9 hereof. Such limited license shall continue until the later to occur of the termination of this Agreement or the termination date of the last existing series of the Fund. No rights to use the Trademarks are granted hereunder other than as specifically described and expressly granted herein.

     3.   Selection of Portfolio Securities.
          ----------------------------------

         During the period commencing on the date hereof and ending on the Termination Date (as defined in Section 14 hereof), Van Kampen shall provide you with reasonable advance notice of the filing of each registration statement on Form S-6 pertaining to the Fund and new series of the Fund ("Registration Statement") and, subject to the foregoing, you will provide to Van Kampen within ten (10) days of Van Kampen's written request a list, upon which Van Kampen shall conclusively rely, of the fifteen (15) securities that fit within the parameters described in Exhibit A in connection with each series of the Fund (the "Identified Securities"). The parties hereto currently contemplate that Van Kampen will not offer more than four series of the Fund in any calendar year. Therefore, unless mutually agreed by the parties, Standard & Poor's will not be required to provide the list of Identified Securities to Van Kampen more than four times in any twelve (12) month period. From the list of Identified Securities, Van Kampen shall choose the Portfolio Securities for deposit in the Fund's portfolio. Final portfolio selection will be in the sole discretion of Van Kampen, based upon all information available to it, including, among other factors, market capitalization and liquidity considerations.

     4.   Provision of Information.
          -------------------------

     You will provide Van Kampen with information reasonably requested by Van Kampen about the S&P 500 Index, the S&P Industrials Index and the S&P Quality Rankings, for use by Van Kampen in selecting the Portfolio Securities and in preparing updated prospectus disclosure and marketing materials for the Fund. You will also provide Van Kampen with information reasonably requested by Van Kampen about your business and operations for such purposes. In satisfaction of the foregoing obligations, you agree to review and comment upon disclosure in the Registration Statement referred to in Section 16 hereof. Final portfolio selection from the list of Identified Securities will be in the sole discretion of Van Kampen, based upon all information available to it, including, among other factors, market capitalization and liquidity considerations, and will be the sole responsibility of Van Kampen.

     5.   Portfolio Maintenance.
          ----------------------

     You shall have no obligation to provide ongoing research with regard to the Portfolio Securities. Van Kampen or such other party designated in the applicable trust indenture shall determine, in conformity with the applicable trust indenture, in its discretion and based upon all information available to it, whether, in the best interests of the Fund's unitholders, to retain, sell, redeem, liquidate or dispose of a particular security. It is anticipated that, once chosen, securities (in varying amounts, but proportionate to each other as reflected on the initial date of deposit) will be held for the life of that series of the Fund.

     6.   License Fees.
          -------------

     Van Kampen, on behalf of the Fund, hereby agrees to pay you, as consideration for the licenses granted pursuant to this Agreement, an annual fee with respect to each series of the Fund. Such annual fee shall equal a total of 15 basis points (.0015) of the average daily net assets of the Fund (the "Variable Fee"). Five (5) basis points (.0005) of the Variable Fee represents a consulting fee for services performed by Standard & Poor's in connection with identifying the Portfolio Securities and ten (10) basis points (.0010) of the Variable Fee represents a license fee for use of Standard & Poor's intellectual property.

     The Variable Fee due Standard & Poor's hereunder shall be paid within thirty (30) days after the close of each calendar quarter in which it is incurred and will be based on the average daily net assets of all series of the Fund as determined as of the end of each calendar quarter; each such payment shall be accompanied by a statement setting forth the basis for its calculation. If in any calendar year, the total Variable Fee that was paid to you with respect to all series does not at least equal $20,000 (the "Minimum Annual Fee"), any shortfall shall be paid to you by January 31 of the following year; provided, however, that no Minimum Annual Fee shall be paid in any calendar year in which no series of the Fund were in existence during such year. The Minimum Annual Fee shall be prorated in the year that this Agreement is executed and in the year that this Agreement terminates to give effect to the number of days in which this Agreement was in effect during such year.

     This Section 6 shall survive any termination of this Agreement.

     7.   Consultation; Expenses.
          ----------------------

     At Van Kampen's request, Standard & Poor's will endeavor to make available one of its analysts who is involved in publishing the Quality Rankings to meet with representatives to Van Kampen, for the purpose of consulting and advising Van Kampen regarding the S&P Quality Rankings and the methodoligies used to select the Indentified Securities. With the prior consent of Standard & Poor's, which consent will not be unreasonably withheld, Van Kampen may permit other to participate in these consultations. Each party hereto shall be responsible for all of its own expenses incurred in connection with this Agreement; provided, that in the event that a representative of Standard & Poor's incurs travel expenses (i.e., transportation, hotel, meals) in connection with the above-described activities, Van Kampen shall reimburse Standard & Poor's for all such reasonable expenses. It is understood that the only information that Standard & Poor's shall be required to supply in connection with Van Kampen's sponsorship of the Fund is the information referred to in Section 4 hereof.

     8.   No Agency.
          ----------

     The parties acknowledge that except as otherwise expressly provided herein or authorized by Van Kampen, Standard & Poor's shall have no authority to act for or represent Van Kampen or the Fund or the Fund's sponsors or underwriters in any way or otherwise be deemed the agent of any of them. Neither Van Kampen nor the Fund are partners or joint venturers with you and nothing herein shall be construed so as to make them partners or joint ventures or impose any liability as such on any one of them or you.

     9.   Publicity.
          ----------

     You shall not use the name Van Kampen in any publicity release, written communication with the media or advertising without the prior written consent of Van Kampen, such consent not to be unreasonably withheld; provided, however, that you may refer to your licenses with respect to the Fund in advertising brochures and certain publications, subject to prior review and approval of the specific language by Van Kampen, such approval not to be unreasonably withheld or delayed, and provided further that you may refer to Van Kampen in connection with the Fund as part of general descriptions by you of your business at securities analysts' meetings and similar forums.

     Van Kampen shall protect the goodwill and reputation of Standard & Poor's and the Trademarks in connection with its marketing, promotion and distribution of the Fund. Van Kampen shall submit to Standard & Poor's for its review and approval all informational materials relating to the Fund that refer to Standard & Poor's, the S&P Industrials Index, the Quality Rankings, any component thereof or the Trademarks (e.g., all prospectuses, registration statements, advertisements, brochures and other similar materials including documents required to be filed with governmental or regulatory agencies); provided, however, that documents previously approved by Standard & Poor's as to which statistical information has simply been updated need not be resubmitted to Standard & Poor's.

     Van Kampen shall use the following notice, in substantially the form set forth below, when referring to the S&P Industrials Index, the Quality Rankings and/or the Trademarks in any prospectus, registration statement, advertisement, brochure or other similar public information material relating to the Fund:

     "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Van Kampen Funds Inc. and [the series of the Fund]. [The Fund] is not sponsored, managed, sold or promoted by Standard & Poor's.

     10.  Confidentiality.
          ----------------

     Each party hereto agrees to receive and maintain as confidential all Confidential Information (as defined below) received from the party providing such information (the "protected party") in connection with this Agreement and the Fund and that it shall not use or disclose such information for its benefit or the benefit of any of its other clients. It is expressly understood that all Confidential Information furnished by a party pursuant to this Agreement remains the property of that party and that all such information and copies thereof will be returned to such party upon request. Each party shall restrict circulation and communications of Confidential Information within its organization to only those persons and only to the extent necessary to provide the services under this Agreement.

     Each party understands and acknowledges that the Confidential Information has been developed or obtained by the protected party by the investment of significant time, effort and expense, and that the Confidential Information is a valuable, special and unique asset of the protected party which provides the protected party with a competitive advantage. Therefore, the Confidential Information shall be used only for the contemplated purpose and shall not be used for any other purpose whatsoever. The Confidential Information shall not be disclosed to any person or entity without the prior written consent of the protected party.

     If a party shall disclose or threaten to disclose Confidential Information in violation of this Agreement, the protected party may seek an injunction in the appropriate forum to restrain such other party from disclosing the Confidential Information. The protected party shall not be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.

     For purposes of this Section 10, the term "Confidential Information" means any non-public information or material which is proprietary, whether or not owned or developed by the party, which is not (i) in the public domain, (ii) already known by the receiving party at the time of its disclosure, or (iii) independently developed by the receiving party; and which is obtained by any direct or indirect contact by one party with the other. Confidential Information includes, without limitation, the terms of this Agreement, including the license fee formula specified in Section 6 hereof (which, for avoidance of doubt Van Kampen specifically agrees not to include in any Registration Statement unless specifically requested by the SEC or other regulatory body), business records and plans, trade secrets, technical information, product design information, computer programs and listings of either party furnished to the other. This
Section 10 shall survive any termination of this Agreement.

     11.  Limited Liability.
          ------------------

     Subject to Section 15 below, you shall not be liable to Van Kampen, the Fund or any unitholders of the Fund for any loss or damage hereunder resulting from your actions or omissions to act or otherwise; provided, however, that the foregoing shall not be effective to the extent not permitted by law. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VAN KAMPEN, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDUSTRIALS INDEX, THE QUALITY RANKINGS, ANY COMPONENT THEREOF OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. Neither Van Kampen nor Standard & Poor's shall have any liability to the other or to any third party for lost profits or indirect, punitive, special or consequential damages (including lost profits) arising out of this Agreement, even if advised of the possibility of such damages. This Section 11 shall survive any termination of this Agreement.

     12.  Assignment; Sale of Business.
          ----------------------------

     Neither party to this Agreement shall assign this Agreement without the other party's consent, except that an assignment to an affiliate shall be permitted solely upon written notice to the other party. In the event of the sale of substantially all of the business or assets of either party, the other party may, in its sole discretion, after reasonable time to conduct a thorough due diligence investigation of the proposed purchaser, consent to the assignment of this Agreement to such purchaser.

     13.  Amendment.
          ---------

     No provision of this Agreement may be amended or waived except by an instrument in writing executed by the parties hereto.

     14.  Termination.
          -----------

     This Agreement shall continue in full force and effect until the earliest to occur of the following (the "Termination Date"): (i) termination by Van Kampen by giving 30 days' prior written notice to Standard & Poor's, to take effect subsequent to the date that is one year from the date hereof; (ii) termination by Standard & Poor's by giving 30 days' prior written notice to Van Kampen, to take effect subsequent to the date that is one year from the date hereof; or (iii) termination by either party at any time, upon 30 days' written notice, in the event of the other party's willful misconduct, bad faith or negligence in the performance of its duties, or by reason of the other party's disregard of its obligations and duties hereunder, or if, in a party's reasonable judgment, its professional reputation is materially damaged as a result of wrongdoing or alleged wrongdoing by the other party's directors, officers or employees in any matter unrelated to this Agreement. On the Termination Date, any fees due to you under Section 6 shall be prorated and shall be payable in full.

     Following the Termination Date, no new series of the Fund shall be sponsored by Van Kampen and Standard & Poor's shall receive all fees as they become due with respect to all then existing series of the Fund, in accordance with Section 6 hereof. All then existing series of the Fund shall continue to be supervised by Van Kampen and shall remain in existence until terminated pursuant to the applicable trust agreement. Following the Termination Date and the termination of the last outstanding series of the Fund, each of the parties hereto shall return to the other party all Confidential Information in its possession. This Section 14 shall survive any termination of this Agreement.

     15.  Indemnification.
          ---------------

     Van Kampen shall indemnify and hold harmless you, your affiliates and each of your and your affiliates' officers, employees and agents harmless from and against any and all liability, costs and expenses (including reasonable attorneys' fees) arising out of (i) any actual or alleged inaccuracy or omission in any prospectus, registration statement or supplement thereto relating to the Fund or any advertising or promotional material generated by the Fund or Van Kampen, (ii) any breach by Van Kampen of any representation, warranty, covenant or agreement contained in this Agreement, (iii) any violation or alleged violation by Van Kampen of any law or regulation applicable to the Fund or to this Agreement, or (iv) the Fund; except in connection with the circumstances described in items (i), (ii) or (iii) of the next paragraph and subject to the last paragraph of this Section 15.

     You shall indemnify and hold harmless Van Kampen, its affiliates and each of their officers, directors, employees and agents from and against any and all liability, costs and expenses (including reasonable attorneys' fees) arising out of (i) any actual or alleged inaccuracy or omission in any prospectus or supplement thereto, registration statement of the Fund or annual post-effective amendment updating the information in such registration statement or any advertising or promotional material generated by the Fund or Van Kampen, but in each case only to the extent that the inaccuracy or omission or alleged inaccuracy or omission was made in reliance upon and in conformity with written information you have furnished to Van Kampen hereunder, (ii) any breach by you of any representation, warranty, covenant or agreement contained in this Agreement or (iii) any violation or alleged violation by you of any law or regulation applicable to the Fund or to this Agreement, except to the extent such liability results from Van Kampen's breach of this Agreement.

     A party's indemnification obligation hereunder shall be subject to the party entitled to indemnification (i) providing it with prompt written notice of any claim, action or proceeding giving rise to such indemnification obligation and (ii) granting it the option of control of the defense and/or settlement of such claim, action or proceeding. This Section 15 shall survive any termination of this Agreement.

     16.  Standard & Poor's Review of Registration Statement.
          --------------------------------------------------

     Standard & Poor's hereby acknowledges that it has reviewed and had an opportunity to comment upon those provisions of the Registration Statement, as amended, specifically referring to or describing Standard & Poor's and/or the S&P Industrials Index or the Quality Rankings. For purposes of the foregoing, a draft of the Registration Statement is attached hereto as Exhibit A. Standard & Poor's hereby affirms that such provisions of the Registration Statement contain no untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     17.  Representations and Warranties.
          ------------------------------

     Standard & Poor's and The McGraw-Hill Companies, Inc. hereby represent and warrant to Van Kampen as follows:

     (a) (i) Standard & Poor's is a division of The McGraw-Hill Companies, Inc. and all corporate action by Standard & Poor's, The McGraw-Hill Companies, Inc. and their officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken; and (ii) this Agreement constitutes a valid and legally binding obligation of The McGraw-Hill Companies, Inc. and Standard & Poor's as a division thereof, enforceable in accordance with its terms; and

     (b) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or foreign governmental authority is required by Standard & Poor's or The McGraw-Hill Companies, Inc. in connection with the consummation of the transactions contemplated by this Agreement.

     Van Kampen hereby represents and warrants to Standard & Poor's as follows:

     (a) this Agreement constitutes a valid and legally binding obligation of Van Kampen, enforceable in accordance with its terms; all corporate action by Van Kampen and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken; and

     (b) in its role as sponsor, it will endeavor to act so that the Fund shall at all times comply with the description set forth in the Registration Statement; the Fund shall not violate any applicable law, including but not limited to banking, commodities and securities laws.

     18.  Entire Agreement: Governing Law.
          -------------------------------

     This Agreement incorporates the entire understanding of the parties and supersedes all previous agreements, and shall be governed by and construed in accordance with the laws of the State of New York.

     19.  Notices.
          -------

     All notices and other written communications specified herein shall be in writing (which term shall at the option of the notifying party include fax) and shall be (i) personally delivered, (ii) transmitted by first class mail, postage prepaid, or (iii) transmitted by fax (with confirmation by first class mail, postage prepaid) to the parties as follows:

If to you:              Standard & Poor's
                        A Division of The McGraw-Hill
                        Companies, Inc.
                        55 Water Street
                        New York, NY 10041
                        Attention:        Thomas F. Gizicki
                                          Managing Director - Portfolio Advisory
                                          Services
                        Fax: (212) 438-3929

with a copy to:         The McGraw-Hill Companies, Inc.
                        1221 Avenue of the Americas, 48th  Floor
                        New York, NY 10020-1095
                        Attention:        David B. Stafford
                                          Associate General Counsel
                        Fax: (212) 512-6769

If to Van Kampen:       Van Kampen Funds Inc.
                        1 Parkview Plaza
                        Oakbrook Terrace, IL 60181-5555
                        Attention:        Steven M. Massoni
                                          Managing Director
                        Fax: (630) 684-6155

with a copy to:         Office of the General Counsel
                        Van Kampen Funds Inc.
                        1 Parkview Plaza
                        Oakbrook Terrace, IL 60181-5555

     20. Severability.
         -------------

     The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision hereof.

     21. Counterparts.
         -------------

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

     If the foregoing is in accordance with your understanding, kindly sign and return the enclosed copy of this letter whereupon it shall become a binding agreement between us.

                                                           Very truly yours,

                                                           Van Kampen Funds Inc.


                            By:

                            Name:_______________________________________________

                            Title:______________________________________________

Agreed and accepted:

STANDARD & POOR'S
A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

By:
Name:  Thomas F. Gizicki

Title: Managing Director - Portfolio Advisory Services



                                    EXHIBIT A

                             Registration Statement


                              Van Kampen Funds Inc.
                                1 Parkview Plaza
                         Oakbrook Terrace, IL 60181-5555

                                 December , 2002

Standard & Poor's
55 Water Street
New York, NY 10041
Attention: Thomas F. Gizicki

               Managing Director - Portfolio Advisory Services

Gentlemen:

     The undersigned, Van Kampen Funds Inc. ("Van Kampen"), on behalf of one or more series of the Select S&P PowerPicks Portfolio (the "Fund"), hereby engages Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("you" or "Standard & Poor's") as described below, in connection with Van Kampen's sponsorship and supervision of the Fund. The Fund is a series of unit investment trusts that invest in common stocks that satisfy certain criteria, as described below. The stocks are included in a portfolio that Standard & Poor's publishes under the name "S&P PowerPicks 2003 Portfolio", the components of which are: (i) based on Standard & Poor's proprietary Stock Appreciation Ranking System ("S&P STARS") and other factors determined by Standard & Poor's, (ii) drawn from the ten Global Industry Classification Standard ("GICS") sectors maintained, published and distributed by Standard & Poor's and (iii) included in the S&P Super Composite 1500 Index, all as further described in the attached registration statement on Form S-6, as filed with the U.S. Securities and Exchange Commission.

     Accordingly, Van Kampen, on behalf of the Fund, hereby agrees with you as follows:

     1.   Limited License to Benefit and Use of S&P STARSand the S&P PowerPicks.
          ----------------------------------------------------------------------

     Subject to the terms of this Agreement, Standard & Poor's hereby grants to Van Kampen, on behalf of the Fund, a nontransferable, limited, non-exclusive license to use the S&P PowerPicks as published by Standard & Poor's in connection with Van Kampen's sponsorship and supervision of one or more series of the Fund and as otherwise provided in this Agreement. It is expressly agreed and understood that no rights to use the S&P PowerPicks, the S&P Super Composite 1500 Index, GICS or S&P STARS are granted hereunder other than those specifically described and expressly granted herein. Van Kampen acknowledges and agrees that the S&P PowerPicks, the S&P Super Composite 1500 Index, GICS and S&P STARS shall at all times remain the sole and exclusive property of Standard & Poor's and that Van Kampen 's limited license to the benefit and use of same shall be governed by the terms of this Agreement and/or any other written agreements as to which Standard & Poor's and Van Kampen are parties.

     2.   Limited License to Use Standard & Poor's Trademarks.
          ---------------------------------------------------

     You hereby agree that, subject to the terms of this Agreement, Van Kampen shall have the right to designate the Fund "Select S&P PowerPicks Portfolio" or such other name mutually agreeable to the parties hereto and the non-exclusive right to use the trademarks "Standard & Poor's", "STARS" and "S&P" (the "Trademarks") in connection with the marketing, promotion and distribution of the Fund, all as more fully described in Section 9 hereof. Such limited license shall continue until the later to occur of the termination of this Agreement or the termination date of the last existing series of the Fund. No rights to use the Trademarks are granted hereunder other than as specifically described and expressly granted herein.

     3.   Selection of Portfolio Securities.
          ---------------------------------

     During the period commencing on the date hereof and ending on the Termination Date (as defined in Section 14 hereof), Van Kampen shall provide you with reasonable advance notice of the filing of each registration statement on Form S-6 pertaining to the Fund and new series of the Fund ("Registration Statement") and, subject to the foregoing, you will provide to Van Kampen within ten (10) days of Van Kampen's written request a list, upon which Van Kampen shall conclusively rely, of those stocks that fit within the parameters described in Exhibit A in connection with each series of the Fund (the "Identified Securities"). The parties hereto currently contemplate that Van Kampen will not offer more than four series of the Fund in any calendar year. Therefore, unless mutually agreed by the parties, Standard & Poor's will not be required to provide the list of Identified Securities to Van Kampen more than four times in any twelve (12) month period. From the list of Identified Securities, Van Kampen shall choose the securities for deposit in the Fund's portfolio (the "Portfolio Securities"). Final portfolio selection from the list of Identified Securities will be in the sole discretion of Van Kampen, based upon all information available to it, including, among other factors, market capitalization and liquidity considerations, and will be the sole responsibility of Van Kampen.

     4.   Provision of Information.
          -------------------------

     You will provide Van Kampen with information reasonably requested by Van Kampen about the S&P STARS, the S&P PowerPicks and the S&P Super Composite 1500 Index for use by Van Kampen in selecting the Portfolio Securities and in preparing updated prospectus disclosure and marketing materials for the Fund. You will also provide Van Kampen with information reasonably requested by Van Kampen about your business and operations for such purposes. In satisfaction of the foregoing obligations, you agree to review and comment upon disclosure in the Registration Statement referred to in Section 16 hereof.

     5.   Portfolio Maintenance.
          ----------------------

     You shall have no obligation to provide ongoing research with regard to the Portfolio Securities. Van Kampen or such other party designated in the applicable trust indenture shall determine, in conformity with the applicable trust indenture, in its discretion and based upon all information available to it, whether, in the best interests of the Fund's unitholders, to retain, sell, redeem, liquidate or dispose of a particular security. It is anticipated that, once chosen, securities (in varying amounts, but proportionate to each other as reflected on the initial date of deposit) will be held for the life of that series of the Fund.

     6.   License Fees.
          -------------

     Van Kampen, on behalf of the Fund, hereby agrees to pay you, as consideration for the licenses granted pursuant to this Agreement, an annual fee with respect to each series of the Fund. Such annual fee shall equal a total of 15 basis points (.0015) of the average daily net assets of the Fund, computed quarterly as provided below (the "Variable Fee"). The Variable Fee due Standard & Poor's hereunder shall be paid within thirty (30) days after the close of each calendar quarter in which it is incurred and will be based on the average daily net assets of all series of the Fund as determined as of the end of each calendar quarter; each such payment shall be accompanied by a statement setting forth the basis for its calculation. If in any calendar year, the total Variable Fee that was paid to you with respect to all series of the Fund does not at least equal $20,000 (the "Minimum Annual Fee"), any shortfall shall be paid to you by January 31 of the following year; provided, however, that no Minimum Annual Fee shall be paid in any calendar year in which no series of the Fund were in existence during such year. The Minimum Annual Fee shall be prorated in the year that this Agreement is executed and in the year that this Agreement terminates to give effect to the number of days in which this Agreement was in effect during such year.

     This Section 6 shall survive any termination of this Agreement.

     7.   Consultation; Expenses.
          ----------------------

     At Van Kampen's request, Standard & Poor's will endeavor to make available one of its equity analysts to meet with representatives of Van Kampen, for purposes of consulting and advising Van Kampen regarding S&P STARS, S&P PowerPicks and the methodologies used by S&P to select the Identified Securities. With the prior consent of Standard & Poor's, which consent will not be unreasonably withheld, Van Kampen may permit third parties associated with the operation, management or marketing of the Fund to participate in these consultations. Each party hereto shall be responsible for all of its own expenses incurred in connection with this Agreement; provided, that in the event that a representative of Standard & Poor's incurs travel expenses (i.e., transportation, hotel, meals) in connection with the above-described activities, Van Kampen shall reimburse Standard & Poor's for all such reasonable expenses. It is understood that the only information that Standard & Poor's shall be required to supply in connection with Van Kampen's sponsorship of the Fund is the information referred to in Section 4 hereof.

     8.   No Agency.
          ----------

     The parties acknowledge that except as otherwise expressly provided herein or authorized by Van Kampen, Standard & Poor's shall have no authority to act for or represent Van Kampen or the Fund or the Fund's sponsors or underwriters in any way or otherwise be deemed the agent of any of them. Neither Van Kampen nor the Fund are partners or joint venturers with you and nothing herein shall be construed so as to make them partners or joint ventures or impose any liability as such on any one of them or you.

     9.   Publicity.
          ----------

     You shall not use the name Van Kampen in any publicity release, written communication with the media or advertising without the prior written consent of Van Kampen, such consent not to be unreasonably withheld; provided, however, that you may refer to your licenses with respect to the Fund in advertising brochures and certain publications, subject to prior review and approval of the specific language by Van Kampen, such approval not to be unreasonably withheld or delayed, and provided further that you may refer to Van Kampen in connection with the Fund as part of general descriptions by you of your or your corporate parent's business at securities analysts' meetings and similar forums.

     Van Kampen shall protect the goodwill and reputation of Standard & Poor's and the Trademarks in connection with its marketing, promotion and distribution of the Fund. Van Kampen shall submit to Standard & Poor's for its review and approval all informational materials relating to the Fund that refer to Standard & Poor's, S&P STARS, the S&P PowerPicks, any component thereof or the Trademarks (e.g., all prospectuses, registration statements, advertisements, brochures and other similar materials including documents required to be filed with governmental or regulatory agencies); provided, however, that documents previously approved by Standard & Poor's as to which statistical information has simply been updated need not be resubmitted to Standard & Poor's.

     Van Kampen shall use the following notice, in substantially the form set forth below, when referring to the, S&P STARS, S&P PowerPicks and/or the Trademarks in any prospectus, registration statement, advertisement, brochure or other similar public information material relating to the Fund:

     "Standard & Poor's", "STARS" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Van Kampen Funds Inc. and [the series of the Fund]. [The Fund] is not sponsored, managed, sold or promoted by Standard & Poor's.

     The foregoing notice need only refer to those Trademarks that are actually used in the relevant informational materials.

     10.  Confidentiality.
          ----------------

     Each party hereto agrees to receive and maintain as confidential all Confidential Information (as defined below) received from the party providing such information (the "protected party") in connection with this Agreement and the Fund and that it shall not use or disclose such information for its benefit or the benefit of any of its other clients. It is expressly understood that all Confidential Information furnished by a party pursuant to this Agreement remains the property of that party and that all such information and copies thereof will be returned to such party upon request. Each party shall restrict circulation and communications of Confidential Information within its organization to only those persons and only to the extent necessary to provide the services under this Agreement.

     Each party understands and acknowledges that the Confidential Information has been developed or obtained by the protected party by the investment of significant time, effort and expense, and that the Confidential Information is a valuable, special and unique asset of the protected party which provides the protected party with a competitive advantage. Therefore, the Confidential Information shall be used only for the contemplated purpose and shall not be used for any other purpose whatsoever. The Confidential Information shall not be disclosed to any person or entity without the prior written consent of the protected party.

     If a party shall disclose or threaten to disclose Confidential Information in violation of this Agreement, the protected party may seek an injunction in the appropriate forum to restrain such other party from disclosing the Confidential Information. The protected party shall not be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.

     For purposes of this Section 10, the term "Confidential Information" means any non-public information or material which is proprietary, whether or not owned or developed by the party, which is not (i) in the public domain, (ii) already known by the receiving party at the time of its disclosure, or (iii) independently developed by the receiving party; and which is obtained by any direct or indirect contact by one party with the other. Confidential Information includes, without limitation, the terms of this Agreement, including the license fee formula specified in Section 6 hereof (which, for avoidance of doubt Van Kampen specifically agrees not to include in any Registration Statement unless specifically requested by the SEC or other regulatory body), business records and plans, trade secrets, technical information, product design information, computer programs and listings of either party furnished to the other. This
Section 10 shall survive any termination of this Agreement.

     11.  Limited Liability.
          ------------------

     Subject to Section 15 below, you shall not be liable to Van Kampen, the Fund or any unitholders of the Fund for any loss or damage hereunder resulting from your actions or omissions to act or otherwise; provided, however, that the foregoing shall not be effective to the extent not permitted by law. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VAN KAMPEN, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P STARS, S&P POWERPICKS, ANY COMPONENT THEREOF OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. Neither Van Kampen nor Standard & Poor's shall have any liability to the other or to any third party for lost profits or indirect, punitive, special or consequential damages (including lost profits) arising out of this Agreement, even if advised of the possibility of such damages. This Section 11 shall survive any termination of this Agreement.

     12.  Assignment; Sale of Business.
          ----------------------------

     Neither party to this Agreement shall assign this Agreement without the other party's consent, except that an assignment to an affiliate shall be permitted solely upon written notice to the other party. In the event of the sale of substantially all of the business or assets of either party, the other party may, in its sole discretion, after reasonable time to conduct a thorough due diligence investigation of the proposed purchaser, consent to the assignment of this Agreement to such purchaser.

     13.  Amendment.
          ---------

     No provision of this Agreement may be amended or waived except by an instrument in writing executed by the parties hereto.

     14.  Termination.
          -----------

     This Agreement shall continue in full force and effect until the earliest to occur of the following (the "Termination Date"): (i) termination by Van Kampen by giving 30 days' prior written notice to Standard & Poor's, to take effect subsequent to the date that is one year from the date hereof; (ii) termination by Standard & Poor's by giving 30 days' prior written notice to Van Kampen, to take effect subsequent to the date that is one year from the date hereof; or (iii) termination by either party at any time, upon 30 days' written notice, in the event of the other party's willful misconduct, bad faith or negligence in the performance of its duties, or by reason of the other party's disregard of its obligations and duties hereunder, or if, in a party's reasonable judgment, its professional reputation is materially damaged as a result of wrongdoing or alleged wrongdoing by the other party's directors, officers or employees in any matter unrelated to this Agreement. On the Termination Date, any fees due to you under Section 6 shall be prorated and shall be payable in full.

     Following the Termination Date, no new series of the Fund shall be sponsored by Van Kampen and Standard & Poor's shall receive all fees as they become due with respect to all then existing series of the Fund, in accordance with Section 6 hereof. All then existing series of the Fund shall continue to be supervised by Van Kampen and shall remain in existence until terminated pursuant to the applicable trust agreement. Following the Termination Date and the termination of the last outstanding series of the Fund, each of the parties hereto shall return to the other party all Confidential Information in its possession. This Section 14 shall survive any termination of this Agreement.

     15. Indemnification.
         ---------------

     Van Kampen shall indemnify and hold harmless you, your affiliates and each of your and your affiliates' officers, employees and agents harmless from and against any and all liability, costs and expenses (including reasonable attorneys' fees) arising out of (i) any actual or alleged inaccuracy or omission in any prospectus, registration statement or supplement thereto relating to the Fund or any advertising or promotional material generated by the Fund or Van Kampen, (ii) any breach by Van Kampen of any representation, warranty, covenant or agreement contained in this Agreement, (iii) any violation or alleged violation by Van Kampen of any law or regulation applicable to the Fund or to this Agreement, or (iv) the Fund; except in connection with the circumstances described in items (i), (ii) or (iii) of the next paragraph and subject to the last paragraph of this Section 15.

     You shall indemnify and hold harmless Van Kampen, its affiliates and each of their officers, directors, employees and agents from and against any and all liability, costs and expenses (including reasonable attorneys' fees) arising out of (i) any actual or alleged inaccuracy or omission in any prospectus or supplement thereto, registration statement of the Fund or annual post-effective amendment updating the information in such registration statement or any advertising or promotional material generated by the Fund or Van Kampen, but in each case only to the extent that the inaccuracy or omission or alleged inaccuracy or omission was made in reliance upon and in conformity with written information you have furnished to Van Kampen hereunder, (ii) any breach by you of any representation, warranty, covenant or agreement contained in this Agreement or (iii) any violation or alleged violation by you of any law or regulation applicable to the Fund or to this Agreement, except to the extent such liability results from Van Kampen's breach of this Agreement.

     A party's indemnification obligation hereunder shall be subject to the party entitled to indemnification (i) providing it with prompt written notice of any claim, action or proceeding giving rise to such indemnification obligation and (ii) granting it the option of control of the defense and/or settlement of such claim, action or proceeding. This Section 15 shall survive any termination of this Agreement.

     16. Standard & Poor's Review of Registration Statement.
         --------------------------------------------------

     Standard & Poor's hereby acknowledges that it has reviewed and had an opportunity to comment upon those provisions of the Registration Statement, as amended, specifically referring to or describing Standard & Poor's, S&P STARS and/or the S&P PowerPicks. For purposes of the foregoing, a draft of the Registration Statement is attached hereto as Exhibit A. Standard & Poor's hereby affirms that such provisions of the Registration Statement contain no untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     17.  Representations and Warranties.
          ------------------------------

     Standard & Poor's and The McGraw-Hill Companies, Inc. hereby represent and warrant to Van Kampen as follows:

     (a) (i) Standard & Poor's is a division of The McGraw-Hill Companies, Inc. and all corporate action by Standard & Poor's, The McGraw-Hill Companies, Inc. and their officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken; and (ii) this Agreement constitutes a valid and legally binding obligation of The McGraw-Hill Companies, Inc. and Standard & Poor's as a division thereof, enforceable in accordance with its terms; and

     (b) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or foreign governmental authority is required by Standard & Poor's or The McGraw-Hill Companies, Inc. in connection with the consummation of the transactions contemplated by this Agreement.

     Van Kampen hereby represents and warrants to Standard & Poor's as follows:

     (a) this Agreement constitutes a valid and legally binding obligation of Van Kampen, enforceable in accordance with its terms; all corporate action by Van Kampen and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken; and

     (b) in its role as sponsor, it will endeavor to act so that the Fund shall at all times comply with the description set forth in the Registration Statement; the Fund shall not violate any applicable law, including but not limited to banking, commodities and securities laws.

     18. Entire Agreement: Governing Law.
         -------------------------------

     This Agreement incorporates the entire understanding of the parties and supersedes all previous agreements, and shall be governed by and construed in accordance with the laws of the State of New York.

     19. Notices.
         -------

     All notices and other written communications specified herein shall be in writing (which term shall at the option of the notifying party include fax) and shall be (i) personally delivered, (ii) transmitted by first class mail, postage prepaid, or (iii) transmitted by fax (with confirmation by first class mail, postage prepaid) to the parties as follows:

If to you:                Standard & Poor's
                          A Division of The McGraw-Hill
                          Companies, Inc.
                          55 Water Street
                          New York, NY 10041
                          Attention:        Thomas F. Gizicki
                                            Managing Director -
                                            Portfolio Advisory Services
                          Fax: (212) 438-3929

with a copy to:           The McGraw-Hill Companies, Inc.
                          1221 Avenue of the Americas, 48th  Floor
                          New York, NY 10020-1095
                          Attention:        David B. Stafford
                                            Associate General Counsel
                          Fax: (212) 512-6769

If to Van Kampen:         Van Kampen Funds Inc.
                          1 Parkview Plaza
                          Oakbrook Terrace, IL 60181-5555
                          Attention:        Steven M. Massoni
                                            Managing Director
                          Fax: (630) 684-6155

with a copy to:           Office of the General Counsel
                          Van Kampen Funds Inc.
                          1 Parkview Plaza
                          Oakbrook Terrace, IL 60181-5555

     20.  Severability.
          -------------

     The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision hereof.

     21.  Counterparts.
          -------------

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

     If the foregoing is in accordance with your understanding, kindly sign and return the enclosed copy of this letter whereupon it shall become a binding agreement between us.

                                                           Very truly yours,

                                                           VAN KAMPEN FUNDS INC.


                               By:

                               Name:____________________________________________

                               Title:___________________________________________

Agreed and accepted:

STANDARD & POOR'S
A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

By:
Name:  Thomas F. Gizicki

Title: Managing Director - Portfolio Advisory Services


                                    EXHIBIT A

                             Registration Statement

                                   (attached)